Exhibit 99.1

Invitae and ArcherDX to create a global leader in comprehensive cancer genetics and precision oncology

— Combination to bring germline and somatic testing, liquid biopsy and tissue genomic profiling onto a single platform to offer patients a full suite of cancer testing for risk, therapy optimization and personalized cancer monitoring —

— Provides unrivaled breadth and flexibility for clinicians, democratizing the use of genetics in routine care worldwide —

— Hosting webcast for investors today at 5:00 a.m. PT / 6:00 a.m. MT / 8:00 a.m. ET —

SAN FRANCISCO and BOULDER, COLO., June 22, 2020 — Invitae (NYSE: NVTA), a leading genetics company, and ArcherDX, a leading genomics analysis company democratizing precision oncology, today announced the companies have entered into a definitive agreement under which Invitae will combine with ArcherDX to create a genetics leader with unrivaled breadth and scale in cancer genetics and precision oncology.

The combined company will be poised to transform care for cancer patients, accelerating adoption of genetics through the most comprehensive suite of products and services available. Integrating germline testing, tumor profiling and liquid biopsy technologies and services in a single platform will enable precision approaches from diagnostic testing to therapy optimization and monitoring, expanding access to best-in-class personalized oncology.

“From the beginning, Invitae’s goal has been to aggregate the world’s genetic tests into a single platform in service of our mission to bring comprehensive genetic information into mainstream medicine. Today, we take another major step forward in that effort,” said Sean George, Ph.D., co-founder and chief executive officer of Invitae.

“ArcherDX and Invitae share a foundational belief in the power of genomic information to impact care. We are thrilled to unite with Invitae to form the leading hub for precision oncology, diagnostics, therapy optimization and monitoring, with an opportunity to accelerate both patient care and shareholder value,” said Jason Myers, Ph.D., chief executive officer and co-founder of ArcherDX. “ArcherDX was founded to democratize precision oncology with best-in-class products that are personal, actionable and available in local care settings. We see STRATAFIDE DX™ as a significant near-term value driver, currently under development for cancer therapy optimization, while PCM™ provides an exciting opportunity to transform cancer care through multiple monitoring applications. ArcherDX products, workflow and powerful bioinformatics solutions provide an opportunity to advance precision oncology into regional and community settings and address an estimated $45 billion market opportunity. Together with Invitae, we look forward to expanding our impact beyond oncology, driving significant value through shared expertise to inform healthcare throughout life, globally.”

“Integrating all aspects of cancer genetics can transform care for patients and the flexibility that comes from both centralized and decentralized capabilities will uniquely position Invitae to meet the needs of customers worldwide,” continued Dr. George. “By joining together, we will unite world-class capabilities in the hands of a talented team with complementary expertise and strong brands in service of a shared goal to improve healthcare for patients.”

Accelerating access and adoption of genetics to improve cancer care

Broad adoption of precision oncology has been limited, particularly in regional and community settings where approximately 85 percent of patients receive care.1 Without precision oncology, late-stage cancer patients can suffer from poor prognosis and outcomes, while early-stage patients may receive an inaccurate prognosis that results in unnecessary treatment and delayed detection of recurrence.2,3

Uniting Invitae and ArcherDX will offer comprehensive support for precision oncology.

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Invitae has quickly become a leader in diagnostic and hereditary risk testing and has strong relationships with clinicians caring for cancer patients, including cancer genetic counselors, oncologists and imaging centers.

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ArcherDX’s platform, with its proprietary Anchored Multiplex PCR (AMP™) chemistry at the core, has enabled it to develop industry-leading products and services under investigation to optimize therapy and enable cancer monitoring across liquid and tissue samples.

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ArcherDX has developed and commercialized over 325 unique products, including research products and services in use by more than 300 laboratories worldwide and has collaborated with more than 50 biopharmaceutical companies and contract research organizations (CROs), providing services that enable biopharmaceutical companies, including partners such as AstraZeneca, BMS and Bayer, to cost-effectively accelerate drug development.

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ArcherDX is also currently developing in-vitro diagnostic (IVD) products, including STRATAFIDE DX, for therapy optimization, an estimated $5 billion market opportunity with U.S. Food and Drug Administration (FDA) submissions planned this year, and the broadly applicable Personalized Cancer Monitoring (PCM) in development for disease recurrence monitoring, therapy optimization including selection, response and modulation. Both STRATAFIDE DX and PCM have received Breakthrough Device designation from the FDA.

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Together, the company will be ideally positioned to serve customers across the continuum, from individuals and community clinicians to biopharmaceutical partners, distribution partners, reference laboratories and academic centers. Invitae’s central laboratory provides support for customers who prefer to send out and can benefit from a full suite of services including reporting, clinician consultation and genetic counseling for patients, while ArcherDX’s decentralized model supports geographies and customers where local control of patient reporting is either desired or required.

With both centralized and local testing capabilities, the combined organization will offer breadth and flexibility in serving customers in more than 95 markets. Together, Invitae and ArcherDX will offer robust support for biopharmaceutical companies, from patient identification and screening, to biomarker identification and companion diagnostic development.

[1]	El-Deiry, W., et al. The current state of molecular testing in the treatment of patients with solid tumors, 2019. Cancer J Clin. 2019;69(4): 305-343
[2]	Hyman DM, et al. Implementing Genome-Driven Oncology. Cell. 2017;168(4):584-599
[3]

Benayed, R, et al. High yield of RNA sequencing for targetable kinase fusions in lung adenocarcinomas with no driver alteration detected by DNA sequencing and low tumor mutation burden. Clin Cancer Res. April 2019.

Transaction Terms

Under the terms of the agreement, Invitae will acquire ArcherDX for upfront consideration consisting of 30 million shares of Invitae common stock and $325 million in cash, plus up to an additional 27 million shares of Invitae common stock payable in connection with the achievement of certain milestones, for an overall transaction valued at approximately $1.4 billion. The transaction, which has been unanimously approved by the Boards of Directors of both companies, is expected to close in several months, subject to customary closing conditions including approval by the stockholders of Invitae and ArcherDX.

Financing Activities

In connection with the proposed combination, Invitae has arranged a strategic financing with over $400 million in financing commitments from a premier syndicate of life sciences investors, led by Perceptive Advisors. Invitae has entered into a definitive agreement to sell $275 million in common stock in a private placement at a price of $16.85 per share. The private placement is being supported by key existing investors in Invitae and Archer, including Casdin Capital, Deerfield Management, Driehaus Capital Management, Farallon, PBM Capital, Perceptive Advisors, Redmile Group, Rock Springs Capital, Soleus Capital, and one additional institutional investor. The placement is expected to close concurrently with the proposed combination, subject to the satisfaction of customary closing conditions. Invitae has also entered into a fully committed credit facility for up to $200 million with Perceptive Credit Opportunities Funds, subject to certain customary closing conditions.

Since the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, Invitae has sold under its ATM facility approximately 2.6 million shares of common stock for aggregate gross proceeds of $46 million at an average price of $17.59 per share.

Invitae’s current expectations regarding its cash at transaction close would be approximately $425 million and its annualized near-term forward cash burn is expected to be approximately $130 million.

Advisors

Perella Weinberg Partners served as lead financial advisor to Invitae in connection with the business combination and Cowen served as co-financial advisor. Cowen served as lead-placement agent to Invitae for the private placement and Perella Weinberg Partners served as co-placement agent; Cowen served as exclusive financial advisor to Invitae in connection with the senior secured term loan facility. Evercore and J.P. Morgan Securities LLC acted as financial advisors to Archer.

Webcast

Management will host a conference call and webcast today at 5:00 a.m. PT / 6:00 a.m. MT / 8:00 a.m. ET to discuss the transaction. The dial-in numbers for the conference call are (866) 324-3683 for domestic callers and (509) 844-0959 for international callers, and the reservation number for both is 7097864. Please note, after dialing in, you will be prompted to enter the Conference ID and then the pound “#” sign to enter the call. Following prepared remarks, management will respond to questions from analysts, subject to time limitations.

The live webcast of the call and slide deck may be accessed by visiting the investors section of the company’s website at ir.invitae.com. A replay of the webcast and conference call will be available shortly after the conclusion of the call and will be archived on the company’s website.

About Invitae

Invitae Corporation (NYSE: NVTA) is a leading medical genetics company, whose mission is to bring comprehensive genetic information into mainstream medicine to improve healthcare for billions of people. Invitae’s goal is to aggregate the world’s genetic tests into a single service with higher quality, faster turnaround time, and lower prices. For more information, visit the company’s website at invitae.com.

About ArcherDX

ArcherDX is a leading genomic analysis company democratizing precision oncology through a suite of products and services that are highly accurate, personal, actionable and easy to use in local settings. Our ArcherDX® platform, with our proprietary Anchored Multiplex PCR (AMP™) chemistry at the core, has enabled us to develop industry-leading products and services with the goal to optimize therapy and enable cancer monitoring across sample types. We develop and commercialize research products, are developing in vitro diagnostic (IVD) products, and offer services that meet the unique needs of our customers and their clinical applications. Our research product portfolio consists of VariantPlex®, FusionPlex®, LiquidPlex™ and Immunoverse™, which we collectively refer to as ArcherPlex™. IVD products currently in development for solid tumor biomarker identification and Personalized Cancer Monitoring (PCM) have both received Breakthrough Device Designation from the FDA. ArcherDX is headquartered in Boulder, Colorado. Learn more at www.archerdx.com and follow @ArcherDXInc on Twitter, Facebook and LinkedIn.

Safe Harbor Statement

This press release contains statements, including statements regarding the proposed acquisition of ArcherDX, Inc. (“Archer”) by Invitae Corporation (“Invitae”) that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” or other comparable terms. All statements other than statements of historical facts included in this presentation regarding strategies, synergies, prospects, financial results, operations, costs, plans, objectives, and the proposed acquisition of Archer by Invitae are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expected future operating results, including cash at closing and annualized forward cash burn, drivers of future value, future products and services and customers served, regulatory submissions, anticipated results of product development efforts, potential addressable markets, the impact of Covid-19, the anticipated benefits of the proposed acquisition of Archer, including expected synergies, opportunities, product offerings, and financial and other impacts, the transaction structure and financing plans, and the expected timing of completion of the proposed transaction. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations and assumptions regarding future business developments, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results, conditions and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, but are not limited to: the ability to successfully and profitably market our products and services; the acceptance of our products and services by patients and healthcare providers; the ability to meet demand for our products and services; the availability and sufficiency of reimbursement; the amount and nature of competition; the effects of the adoption, modification or repeal of any law, rule, order, interpretation or policy relating to the healthcare system, including without limitation as a result of any judicial, executive or legislative action; the impact of Covid-19 on the business of Invitae and Archer; Invitae’s ability to manage its growth effectively; the ability of Invitae and Archer to successfully develop new products and services; the ability to effectively utilize strategic partnerships and acquisitions; the ability of Invitae and Archer to obtain and maintain regulatory approvals and comply with applicable regulations; the ability of Invitae and Archer to obtain the required regulatory approvals for the proposed merger and the approval of Invitae’s and Archer’s stockholders, and to satisfy the other conditions to the closing of the acquisition and related financing transactions on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of Invitae and Archer to terminate the merger agreement; negative effects of the announcement or the consummation of the acquisition on the market price of Invitae’s common stock and/or on the companies’ respective businesses, financial conditions, results of operations and financial performance; significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed acquisition of Archer cannot be realized in full or at all or may take longer to realize than expected; risks associated with contracts containing consent and/or other provisions that may be triggered by the proposed acquisition of Archer; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Archer’s operations with those of Invitae will be greater than expected; the ability of companies individually and the combined company to retain and hire key personnel; Invitae’s failure to manage growth effectively; Invitae’s need to scale its infrastructure in advance of demand for its tests and to increase demand for its tests; Invitae’s ability to use rapidly changing genetic data to interpret test results accurately and consistently; security breaches, loss of data and other disruptions; laws and regulations applicable to Invitae’s business, and the risks and uncertainties set forth in Invitae’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) and other written statements made by Invitae from time to time. There can be no assurance that the proposed acquisition of Archer will in fact be consummated in the manner described or at all. Forward -looking statements speak only as of the date hereof, and Invitae disclaims any obligation to update any forward-looking statements.

NOTE: Invitae and the Invitae logo are trademarks of Invitae Corporation. All other trademarks and service marks are the property of their respective owners.

Additional Information and Where to Find It

In connection with the proposed transaction, Invitae will file with the SEC a registration statement on Form S-4, which will include a document that serves as a proxy statement/prospectus of Invitae (the “proxy statement/prospectus”), and will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to Invitae’s stockholders when it becomes available. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Invitae when it becomes available. The documents filed by Invitae with the SEC may be obtained free of charge at Invitae’s website at www.invitae.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Invitae by requesting them by mail at Invitae Corporation, 1400 16th Street, San Francisco, California 94103, or by telephone at (415) 374-7782.

Participants in the Solicitation

Invitae and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Invitae’s directors and executive officers is available in Invitae’s proxy statement dated April 29, 2020 for its 2020 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Stockholders, potential investors and other readers should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Invitae as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Non-GAAP Financial Measures

Cash burn is a non-GAAP measure, is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A limitation of using cash burn is that it does not represent the total change in cash, cash equivalents, and restricted cash for a period because it excludes cash provided by or used for other operating, investing or financing activities. Management accounts for this limitation by providing information about Invitae’s historical operating, investing and financing activities in the statements of cash flows in the consolidated financial statements in its most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K and by presenting net cash provided by (used in) operating, investing and financing activities as well as the net increase or decrease in cash, cash equivalents and restricted cash in its reconciliation of cash burn with such financial statements.

Cash burn is calculated as net increase or decrease in cash and cash equivalents and restricted cash less (a) changes in marketable securities, (b) cash received from equity and debt financings, (c) cash received from exercises of warrants, (d) cash payments made for business acquisitions, and (e) changes in unrealized gains and losses on marketable securities. A reconciliation to GAAP has not been provided as the reconciliation could not reasonably be estimated.

Source: Invitae Corporation

Contact for Invitae:

Laura D’Angelo

ir@invitae.com

(628) 213-3369

Contact for ArcherDX:

Andrea N. Flynn, Ph.D.

Investor Relations & Corporate Communications

ir@archerdx.com

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